SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                CYBER-CARE, INC.
                 --------------------------------------------
               (Name of Registrant as Specified in its Charter)

         -----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       _________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

    5) Total fee paid:
       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement No._____________________________

    3) Filing party:____________________________________________________________

    4) Date filed:______________________________________________________________

                                CYBER-CARE, INC.
                        1903 S. CONGRESS AVE., SUITE 190
                          BOYNTON BEACH, FLORIDA 33426

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------

TIME:       10:00 a.m., August 15, 2000


PLACE:      Muvico Theatre
            3200 Airport Road
            Boca Raton, Florida  33433
            (561) 396-4695


ITEMS OF BUSINESS:      (1) To elect eight directors to each serve until the
                            next annual meeting of stockholders.

                        (2) To ratify the appointment of Ernst & Young LLP as
                            the Company's independent auditors for the 2000 calendar year.

                        (3) To consider and act upon a proposal to make the
                            following amendments to the Company's 1999
                            Directors' and Officers' Stock Option Plan:
                            (a) To increase the number of authorized shares
                                available for issuance under the plan from 4,000,000 shares of common stock to 9,000,000 shares of common stock; and
                            (b) To amend and restate Section 5.2 of the plan to
                                provide that options issued under the plan become exercisable based upon the terms set forth in the option agreement.

                        (4) To consider and act upon a proposal to make the
                            following amendments to the Company's 1999 Incentive Stock Option Plan:
                            (a) To increase the number of authorized shares
                                available for issuance under the plan from 2,000,000 shares of common stock to 5,000,000 shares of common stock;
                            (b) To amend and restate Section 3 of the plan to
                                provide that the Company may grant options to all employees;
                            (c) To amend the plan by adopting Section 6.7 which
                                shall provide that:
                                o   options issued under the plan shall
                                    terminate one day less than three months after the severance of employment of the plan participant from the Company, and
                                o   options issued under the plan shall
                                    terminate upon the death, disability or
                                    retirement of the plan participant on the earlier of the expiration of the option or one day less than one year from the death, disability, or retirement of the plan participant; and
                            (d) To amend and restate Section 6.3 of the plan to:
                                o remove language that options issued under the plan become fully exercisable six months from the date of grant;
                                o provide that no option shall have vesting limitations in excess of three (3) years from the date of grant; and
                                o decrease the term of options issued under the plan from ten (10) years to five (5) years from the date of grant.

                        (5) To transact such other business as may properly
                            come before the Meeting or any Adjournment thereof.

RECORD DATE:      You can vote if you are a stockholder of record on July 7,
                  2000.

ANNUAL REPORT:    Our 1999 Annual Report, which is not a part of the proxy
                  soliciting material, is enclosed.

PROXY VOTING:     It is important that your shares be represented and voted at the meeting. Please vote in accordance with the instructions on your proxy card:

                  (1) USE THE TELEPHONE NUMBER shown on the proxy voting
                      instructions (beneficial owners only);

                  (2) VISIT THE WEB SITE noted on your proxy voting instructions to vote via the Internet (beneficial owners only); or

                  (3) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                  Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                  Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Boynton Beach, Florida                    /s/    Paul C. Pershes
July 14, 2000                             --------------------------------------
                                          Paul C. Pershes, President

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                 CYBER-CARE, INC
                       1903 S. CONGRESS AVENUE, SUITE 400
                          BOYNTON BEACH, FLORIDA 33426

                             -------------------

                               PROXY STATEMENT FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                             -------------------


      The proxy materials are delivered in connection with the solicitation by the Board of Directors of Cyber-Care, Inc., a Florida corporation ("Cyber-Care," the "company," "we," or "us"), of proxies to be voted at our 2000 Annual Meeting of Stockholders and at any adjournment or postponement.

      You are invited to attend our Annual Meeting of Stockholders on Tuesday, August 15, 2000, beginning at 10:00 a.m. The meeting will be held at the Muvico Theatre, 3200 Airport Road, Boca Raton, Florida 33433.

      This Proxy Statement, form of proxy and voting instructions are being mailed starting July 14, 2000.

STOCKHOLDERS ENTITLED TO VOTE

      Holders of record of our common stock at the close of business on July 7, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 63,676,609 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

PROXIES

      YOUR VOTE IS IMPORTANT. We have included a postage paid envelope so that stockholders of record may vote their proxies by mail. Proxies may be revoked at any time before they are exercised by:

      o written notice to the Secretary of the company,
      o timely delivery of a valid, later-dated proxy, or
      o voting by ballot at the Annual Meeting.

      YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY.

                                   HOW TO VOTE

VOTE BY TELEPHONE

      You can vote your shares by telephone by calling the telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone you can also give us written instructions to discontinue future duplicate Annual Reports. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

VOTE BY INTERNET

      You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, AND WILL BE ACCESSIBLE UNTIL 5 P.M. ON AUGUST 14, 2000. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

VOTE BY MAIL

      If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to Corporate Stock Transfer in the postage-paid envelope provided. If the envelope is missing, please address your completed proxy card to Cyber-Care, Inc., c/o Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

VOTING AT THE ANNUAL MEETING

      The method by which you vote now will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

      All shares that have been properly voted by mail, and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

      If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

CONSOLIDATION OF YOUR VOTE

      You will receive only one proxy card for all the shares you hold in your name. Please note that if you own shares in joint name, and other shares in your own name, you will receive a separate proxy card for the joint ownership. We can only consolidate identically named accounts.

LIST OF STOCKHOLDERS

      A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 1903 S. Congress Ave., Suite 400, Boynton Beach, Florida, by contacting the Secretary of the company.

REQUIRED VOTE

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes will have no effect on any of the proposals.

      A plurality of the votes cast is required for the election of directors. Abstentions are not counted for purposes of the election of directors.

      The affirmative vote of a majority of the votes cast is required to approve:

   o the appointment of Ernst & Young LLP. Abstentions are not counted for purposes of approving this matter.

   o  the amendment to our 1999 Directors' and Officers' Stock Option Plan to
      (a) increase the number of authorized shares available for issuance under the plan from 4,000,000 shares of common stock to 9,000,000 shares of common stock, and (b) amend and restate Section 5.2 of the plan to provide that options issued under the plan become exercisable based on the terms set forth in the option agreement.

   o the amendment to our 1999 Incentive Stock Option Plan to (a) increase the number of authorized shares available for issuance under the plan from 2,000,000 shares of common stock to 5,000,000 shares of common stock; (b) amend and restate Section 3 of the plan to provide that the Company may grant options to all employees; (c) amend the plan by adopting Section 6.7 which shall provide that:
      o options issued under the plan shall terminate one day less than three months after the severance of employment of the plan participant from the Company, and
      o options issued under the plan shall terminate upon the death, disability or retirement of the plan participant on the earlier of the expiration of the option or one day less than one year from the death, disability, or retirement of the plan participant; and

      (d)  to amend and restate Section 6.3 to:
      o remove language that options issued under the plan become fully exercisable six months from the date of grant;
      o provide that no option shall have vesting limitations in excess of three (3) years from the date of grant; and
      o decrease the term of options issued under the plan from ten (10) years to five (5) years from the date of grant.

      Abstentions are not counted for purposes of approving each these proposals.

                                TABLE OF CONTENTS

                                 PROXY STATEMENT

                     2000 ANNUAL MEETING OF SHAREHOLDERS OF
                                CYBER-CARE, INC.

PROPOSAL 1 - ELECTION OF DIRECTORS                                             1
Role and Composition of the Board of Directors                                 1
Director Nominees                                                              1
Compensation of Directors                                                      2
Section 16(a) Compliance                                                       2

PROPOSAL 2 - APPROVAL OF ERNST & YOUNG LLP AS OUR AUDITORS                     3

PROPOSAL 3 - APPROVAL OF THE AMENDMENTS TO THE
   1999 DIRECTORS' AND OFFICERS' STOCK OPTION PLAN                             4

PROPOSAL 4 - APPROVAL OF THE AMENDMENTS TO THE
   1999 INCENTIVE STOCK OPTION PLAN                                            5

OTHER MATTERS                                                                  7

ANNUAL REPORT                                                                  7

EXECUTIVE OFFICERS                                                             8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
   OWNERS AND MANAGEMENT                                                       8
Securities Exercisable within 60 days of June 20, 2000                         9

EXECUTIVE COMPENSATION                                                        10
General                                                                       10
Summary Compensation Table                                                    10
Material Employment Agreements                                                11
Stock Option Plans                                                            12
1999 Stock Option Grants                                                      12
Aggregated Options Exercises in 1999 and FY-End Option Values                 13

CERTAIN TRANSACTIONS                                                          13

COST OF SOLICITATION                                                          13

STOCKHOLDER PROPOSALS FOR THE NEXT MEETING                                    14

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

      Our business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of our business through discussions with our chairman and chief executive officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

      The directors are elected annually by our stockholders and serve for one-year terms. The number of directors constituting the whole Board is currently eight and eight nominees are listed below. Each of the nominees is currently a director of the company.

      In the event that any of the nominees declines nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected thereafter, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

DIRECTOR NOMINEES

      MICHAEL F. MORRELL (age 58) has served as our chairman and chief executive officer since August 1996. From November 1995 to August 1996, Mr. Morrell was an independent consultant specialized in the field of corporate finance. From March 1994 to November 1995, Mr. Morrell served as president and a director of Westmark Group Holdings, Inc. From 1984 through March 1994, Mr. Morrell founded and served as president of Nexus Leasing Corp. and Nexus Realty, entities involved in leasing and real estate investments. From 1966 to 1984, Mr. Morrell served in executive management positions with Reliance Group Holdings, a multi-billion dollar provider of insurance, leasing and other services. Mr. Morrell is currently serving as an outside director of Capital Market Groups.

      PAUL C. PERSHES (age 57) has served as a director since August 1996 and as our president since May 1997. Before joining us, Mr. Pershes founded and served as an officer of Weinberg, Pershes & Company, P.A., an accounting firm, from July 1994 to May 1997. Before founding Weinberg, Pershes & Company, Mr. Pershes was a senior partner of the international accounting firm Laventhol and Horvath for 18 years, with extensive experience in healthcare and manufacturing.

      DANA J. PUSATERI (age 48) has served as a director since January 1999. Mr. Pusateri founded IntegraCare, Inc. in 1988 and served as its chairman, chief executive officer and president through November 1995. IntegraCare contracts with skilled nursing facilities, hospitals and home health agencies to provide physical, occupational and speech therapy services and owned outpatient clinics. IntegraCare went public in 1993 and in August 1995 IntegraCare completed a merger with Integrated Health Services, Inc. In December 1995, Mr. Pusateri left to pursue other consulting opportunities and in May 1997 Mr. Pusateri co-founded one of our subsidiaries, Your Good Health Network, Inc., and currently serves as its chief executive officer.

      JOHN E. HAINES (age 53) has served as a director since August 1999 and as a senior vice president in charge of technology since September 1999. Mr. Haines has served as chairman, chief executive officer and president of our subsidiary, CyberCare, Inc., since its inception in October 1997. Mr. Haines founded C-Med Corporation, a telemedicine technology company in Atlanta, Georgia, in January 1994, and served as its chief executive officer from its inception until March 1995, when he became chief executive officer of Video Lan Technologies, Inc. Mr. Haines remained chief executive officer of Video Lan Technologies, Inc. until December 1995.

      THEODORE J. ORLANDO (age 60) has served as an outside director since March 1997. In 1994, Mr. Orlando founded and is currently president of Barkus Capital Resources, Ltd., a real estate and securities investment company.

From 1984 to 1994, Mr. Orlando founded and served as chairman and chief executive officer of TJ Systems Corporation, a computer leasing company.

      GLEN BARBER (age 51) has served as an outside director since April 1997. In 1988, Mr. Barber founded, and is currently president of, New Age Communications, Inc., a master distributor of operator services. Since 1993, Mr. Barber has served as president and director of the Museum of Art in Tallahassee, Florida.

      TERRY LAZAR (age 57) has served as an outside director since April 1997. In 1977, Mr. Lazar founded, and is currently senior partner of, Lazar, DeThomasis, Sanders and Company, LLP, a full-service accounting firm specializing in healthcare and other industries.

      LOUIS R. CAPECE, JR. (age 52) has served as a director since March 1999 and president of one of our subsidiaries, Air Response, Inc., since its inception in 1986. From 1982 to 1997, Mr. Capece was president of Response Medical, a ground ambulance company, which serviced a large portion of upstate New York with emergency ambulance and a coach service for the handicapped.

      All officers serve at the discretion of the Board of Directors. Mr. Morrell and Ms. Linda Moore, senior vice president and secretary of Cyber-Care, are husband-wife.

      The Board of Directors held 13 meetings in 1999 and each director attended at least 85% of all the Board meetings. In April 1997, the Board established an Audit Committee and a Compensation Committee. The Audit Committee reviews and reports to the Board on the financial results of operations and the results of the audit services provided by our independent accountants, including the fees and costs for such services. The Audit Committee, which is composed of Messrs. Lazar, Pershes, and Barber, held one meeting in 1999. The Compensation Committee reviews compensation paid to management and recommends to the Board appropriate executive compensation. The Compensation Committee, which is composed of Messrs. Lazar, Pershes, Orlando and Pusateri, held three meetings in 1999.

COMPENSATION OF DIRECTORS

      We have paid no direct or indirect remuneration, nor is any currently payable by us, to the directors in their capacity as directors other than the granting of stock options and $1,000 for each meeting attended in person. We expect that, during the next twelve months, we will not pay any direct or indirect remuneration to any directors of ours in their capacity as directors other than in the form of stock option grants or the reimbursement of expenses of attending directors' or committee meetings.

      The following table shows all compensation paid to outside directors:

                                                            CASH COMPENSATION                             SECURITY GRANTS
                                           ---------------------------------------------------   ---------------------------------
                                                                                                                     NUMBER OF
                                                                                  CONSULTING                         SECURITIES
                                           ANNUAL RETAINER       MEETING          FEE/OTHER         NUMBER OF        UNDERLYING
           NAME                                 FEE ($)          FEES ($)          FEES ($)         SHARES (#)     OPTIONS/SARS (#)
           ----                            ---------------   ---------------   ---------------   ---------------   ---------------
Terry Lazar ............................              --               3,000              --                --             275,000

Glen Barber ............................              --               3,000              --                --             125,000

Theodore J. Orlando ....................              --               1,000              --                --             275,000

SECTION 16(A) COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of our common stock and other equity securities on Form 4 and/or Form 5.

      To our knowledge, based solely on review of the copies of such reports furnished to us, and representations that no other reports were required, during the calendar year ending December 31, 1999, all Section 16(a) filing requirements were complied with except that reports for the following executive officers and directors were not filed in a timely manner in the years indicated:
Glen Barber failed to timely file three Form 4s reporting nine transactions during 1999 and two Form 5s reporting two transactions in 1997 and one transaction occurring in 1998. Mr. Barber reported the above transactions and one other transaction on a Form 5 filed late on March 23, 2000. Daniel Bivins failed to timely file a Form 3 upon becoming an executive officer in November 1999. Mr. Bivins reported his holdings on a Form 5 filed late on March 23, 2000. Louis R. Capece failed to timely file a Form 3 upon becoming an executive officer in March 1999. Mr. Capece reported his holdings on a Form 5 filed late on March 23, 2000. Robert Coleman failed to timely file a Form 3 upon becoming an executive officer in December 1999. Mr. Coleman reported his holdings on a Form 5 filed late on March 23, 2000. John E. Haines failed to timely file a Form 3 upon becoming an executive officer and director in September 1999. Mr. Haines reported his holdings on a Form 5 filed late on March 23, 2000. Arthur P. Kobrin failed to timely file two Form 4s reporting five transactions, and one Form 5 reporting one transaction. Mr. Kobrin reported these six transactions, and one other transaction, on a Form 5 filed late on March 23, 2000. Terry Lazar failed to timely file a Form 4 reporting one transaction in 1999, a Form 5 reporting one transaction in 1998, and a Form 5 reporting two transactions in 1997. Mr. Lazar reported the above transactions and five other transactions, three of which occurred in December 1999, on a Form 5 filed late on March 23, 2000. Linda Moore failed to timely file two Form 4s reporting six transactions occurring in 1999, a Form 5 reporting one transaction in 1997, and a Form 5 reporting one transaction in 1998. Ms. Moore reported the above transactions and two other transactions on a Form 5 filed late on March 23, 2000. Michael F. Morrell failed to timely file two Form 4s reporting seven transactions occurring in 1999, a Form 5 for one transaction occurring in 1998, and a Form 5 for one transaction occurring in 1997. Mr. Morrell reported the above transactions and one other transaction on a Form 5 filed late on March 23, 2000. Theodore Orlando failed to timely file three Form 4s reporting six transactions occurring in 1999, a Form 5 reporting two transactions in 1997, and a Form 5 reporting one transaction in 1998. Mr. Orlando reported the above transactions and two other transactions on a Form 5 filed late on March 23, 2000. Paul C. Pershes failed to timely file three Form 4s reporting eleven transactions, and one Form 5 reporting one transaction occurring in 1997. Mr. Pershes reported the above transactions and two other transactions on a Form 5 filed late on March 30, 2000. Dana J. Pusateri failed to timely file two Form 4s reporting two transactions occurring in 1999, and a Form 5 reporting one transaction occurring in 1998. Mr. Pusateri reported the above transactions and one other transaction on a Form 5 filed late on March 23, 2000.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                   PROPOSAL 2

                APPROVAL OF ERNST & YOUNG LLP AS OUR AUDITORS

      The Board of Directors wishes to obtain from the stockholders approval of the Board's action in appointing Ernst & Young LLP as our independent auditors. The Board, upon recommendation of the audit committee, has approved the engagement of Ernst & Young LLP as our independent auditors for the calendar year 2000. Ernst & Young LLP has served as our independent auditors since June 1999. Prior thereto, Grant Thornton LP was our independent auditor until it declined to stand for reelection in May 1999. There were no reportable events and no disagreements between the company and Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, auditing scope, procedure or otherwise. The decision to change accounting firms was approved by the Board of Directors.

      In the event the appointment of Ernst & Young LLP as our independent public accountants is not approved by the stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the calendar year 2000 will be permitted to stand unless the Board finds other good reason for making the change.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Representatives of Ernst & Young LLP are not expected to make a statement and are not expected to respond to questions.

THE BOARD OF DIRECTORS HAS RECOMMENDED THE APPROVAL OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 3

         APPROVAL OF AMENDMENTS TO THE 1999 DIRECTORS' AND OFFICERS'
                                STOCK OPTION PLAN

      The 1999 Directors' and Officers' Stock Option Plan was adopted by the Board and approved by a majority of the stockholders in August 1999. The plan allows stock option grants as determined by the Compensation Committee of our Board of Directors. In June 2000, the Board voted to increase the number of shares of common stock reserved for issuance under the plan from 4,000,000 shares of common stock to 9,000,000 shares of common stock. In addition, the Board voted to amend and restate Section 5.2 of the plan to provide that options issued under the plan become exercisable upon the date of grant.

      INCREASE NUMBER SHARES AUTHORIZED UNDER THE PLAN FROM 4,000,000 SHARES TO 9,000,000 SHARES. The amended and restated Article IV of the plan is as follows:

      SHARES SUBJECT TO PLAN. Subject to adjustment in accordance with Articles VIII and XI an aggregate 9,000,000 shares of Common Stock are reserved for issuance under the Plan. Shares of Common Stock reserved under this Plan may be either authorized, but unissued shares of Common Stock or reacquired shares of Common Stock. If an Option or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such Option shall be available for future grants of Options.

The purpose of the plan is to attract and retain outstanding individuals willing to serve on the Board of Directors, serve as officers of the company, and to participate in the long-term growth and financial success of the company. The Board believes it is in the best interest of the Company to increase the number of shares reserved for issuance under the plan in order to attract and retain qualified directors and officers.

      AMENDMENT AND RESTATEMENT OF SECTION 5.2. The amended and restated Section
5.2 of the plan, which removes the clause that Options issued under the plan are not exercisable for the six (6) months following the date grant, is as follows:

      5.2 RESTRICTION ON EXERCISE. Each Option shall be exercisable based upon the terms set forth in the Option Agreement. Thereafter, an Option, or any portion thereof, may be exercised until the earlier of the expiration of the Option's term or termination of the Option in accordance with this
      Article V.

The Board believes that by deleting the requirement that Options can not be exercisable within six months of the date of grant, the company will be more able to attract and retain qualified directors and officers.

      Other than the amendments proposed above, there are no other changes to the plan. As of June 20, 2000, no stock options have been granted on the basis of the 5,000,000 share increase subject to stockholder approval at the Annual Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE 1999 DIRECTORS' AND OFFICERS' STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 4

        APPROVAL OF AMENDMENTS TO THE 1999 INCENTIVE STOCK OPTION PLAN

      Our 1999 Incentive Stock Option Plan was adopted by the Board and approved by a majority of the stockholders in August 1999. The plan allows our Compensation Committee to issue stock options to our key employees. In June 2000, the Board voted to amend the plan as follows:

      (a) To increase the number of authorized shares available for issuance under the plan from 2,000,000 shares of common stock to 5,000,000 shares of common stock;

      (b) To amend and restate Section 3 of the plan to provide that the Company may grant options to all employees;

      (c) To amend the plan to adopt Section 6.7 which shall provide that:
          o options issued under the plan shall terminate one day less than three months after the severance of employment of the plan participant from the Company; and
          o options issued under the plan shall terminate upon the death, disability or retirement of the plan participant on the earlier of the expiration of the option or one day less than one year from; and

      (d) To amend and restate Section 6.3 of the plan to:
          o remove language that options issued under the plan become fully exercisable six months from the date of grant;
          o provide that no option shall have vesting limitations in excess of three (3) years from the date of grant; and
          o decrease the term of options issued under the plan from ten (10) years to five (5) years from the date of grant.

      INCREASE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN FROM 2,000,000 SHARES TO 5,000,000 SHARES. In accordance with section (a) of this proposal, the amended and restated Section 5 of the plan is as follows:

      5.    COMMON STOCK

      Each Option granted under the Plan shall be convertible into one (1) share(s) of Common Stock, unless adjusted in accordance with the provisions of Section 7 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 5,000,000 shares of Common Stock, subject to adjustment pursuant to Section 7 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock theretofore subject to such Option shall again become available for new Options to be granted under the Plan to any eligible employee (including the holder of such former Option) at an Option price determined in accordance with Section 6.2 hereof, which price may then be greater or less than the Option price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

The purpose of the plan is to foster and promote the financial success of the company and materially increase stockholder value by enabling eligible employees and others to participate in the long-term growth and financial success of the company. The Board believes it is in the best interest of the company to increase the number of shares reserved for issuance under the plan in order to attract and retain key employees.

      EXTENDING OPTION GRANTS TO ALL EMPLOYEES. In accordance with section (b) of this proposal, the amended and restated Section 3 of the plan is as follows:

      3.    ELIGIBILITY

      The Compensation Committee may grant options to purchase Common Stock under this Plan (referred to as "Options") only to employees of the Company or its Subsidiaries. The Compensation Committee shall determine, within the provisions of the Plan, those employees to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by the employee, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion. An employee of the Company who is granted Options pursuant to this Plan shall be referred to as a "Participant."

The Board believes it is in the best interest of the company to amend and restate Section 3 of the plan to enable all employees of the company to participate in the plan, rather than limiting the grant of options solely to "key employees." The Board believes this measure will assist the company in attracting and retaining employees at all levels of the organization.

      TERMINATION OF OPTIONS UPON DEATH, DISABILITY, RETIREMENT, OR SEVERANCE OF EMPLOYMENT. In accordance with section (c) of this proposal, Section 6.7 is as follows:

      Section 6.7 EXERCISE ON DEATH, DISABILITY, RETIREMENT OR SEVERANCE OF EMPLOYMENT

            (a) DEATH. If, before the expiration of an Option, the Participant, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option shall continue until the earlier of the Option's expiration date or one day less than one year following the date of his death, unless it is expressly provided otherwise in the Option agreement. After the death of the Participant, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option agreement.

            (b) DISABILITY. If, before the expiration of an Option, the Participant shall be severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option agreement. In the event that the Participant shall be severed from the employ of the Company for disability, the Participant shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option agreement.

            (c) RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Participant shall be retired in good standing from the employ of the Company under the then established rules of the Company, the incentive option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Code, it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a nonqualified option, the Participant shall be retired in good standing from the employ of the Company under the then established rules of the Company, the nonqualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the Participant shall have the right prior to the termination of the nonqualified option to exercise the nonqualified option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement.

            (d) SEVERANCE OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option agreement, Options granted to Participants shall terminate on the earlier of the Option's expiration date or one day less than three months after severance of employment of the Participant from the Company and all affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

The Board believes it is in the best interest of the company to adopt Section
6.7 in order to clarify the terms upon which an employee may exercise options in event of the death, disability, retirement or severance of the Participant.

      AMENDMENT AND RESTATEMENT OF SECTION 6.3 OF THE PLAN. In accordance with the section (d) of this proposal, the amended and restated Section 6.3 is as follows:

      6.3 TERM AND EXERCISE. Each Option may be exercised from time-to-time, in whole or in part, in the manner and subject to the conditions the Compensation Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option shall have vesting limitations in excess of three
      (3) years. No Option shall be exercisable after the expiration of five (5) years from the date the Option is granted.

The Board believes that it is in the best interest of the company to amend and restate Section 6.3 in order to clarify and make more consistent, the terms upon which options may be exercised.

      Other than the amendments proposed above, there are no other changes to the plan. As of June 20, 2000, no stock options have been granted on the basis of the 3,000,000 share increase subject to stockholder approval at the Annual Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE 1999 INCENTIVE STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

                                  ANNUAL REPORT

      A copy of our Annual Report on Form 10-KSB for the calendar year ended December 31, 1999 is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

      We will provide, without charge, a copy of the exhibits to its Annual Report on Form 10-KSB, upon written request to the company, at 1903 S. Congress Avenue, Suite 400, Boynton Beach, Florida 33426; fax number (561) 737-5008.

                               EXECUTIVE OFFICERS

      Our executive officers are as follows:

NAME                          AGE               POSITION
----                          ---               --------
Michael F. Morrell            58                Chief Executive Officer

Paul C. Pershes               57                President

Dana J. Pusateri              48                Chief Operating Officer

Linda Moore                   49                Senior Vice President and
                                                Secretary

Arthur P. Kobrin              39                Senior Vice President
                                                and Chief Accounting Officer

John E. Haines                53                Senior Vice President

Daniel W. Bivins, Jr.         44                Senior Vice President


The biographies of Messrs. Morrell, Pershes, Pusateri and Haines are previously described in Item 1.

      LINDA MOORE has served as our senior vice president and secretary since January 1996. From March 1994 through December 1995, Ms. Moore served as senior vice president and secretary of Westmark Group Holdings, Inc. From 1986 to 1994, Ms. Moore served as an executive officer of Moore Financial Services, Inc., a financial public relations firm she founded in 1986.

      ARTHUR P. KOBRIN has served as our senior vice president of financial operations and chief accounting officer since June 1997. From August 1987 to June 1997, Mr. Kobrin was employed by Weinberg, Pershes & Company, P.A.

      DANIEL W. BIVINS, JR. has served as senior vice president and general counsel since November 1999. Prior thereto, Mr. Bivins was employed by Horizon Holding Company where he served as president from 1993 to 1999.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of June 20, 2000, certain information with respect to the beneficial ownership of our common stock by:

      o our directors;

      o our named executive officers;

      o the holders of five percent or more of our common stock; and

      o our directors and officers as a group.

                                  NUMBER OF SHARES OF           PERCENTAGE
NAME                         COMMON STOCK BENEFICIALLY OWNED     OF CLASS
----                         -------------------------------    ----------
Michael F. Morrell                       3,831,916                 6.0%

Linda Moore                              3,831,916                 6.0%

Dana J. Pusateri                         1,315,200                 2.1%

Paul C. Pershes                          2,306,135                 3.6%

Arthur P. Kobrin                           338,194              less than 1%

John E. Haines                           2,217,332                 3.5%

Theodore J. Orlando                        361,521              less than 1%

Terry Lazar                                530,249              less than 1%

Glen Barber                                338,925              less than 1%

Louis R. Capece, Jr.                     3,143,734                 4.9%

All Directors and Officers as a
group (10 persons)                      14,383,206                22.6%

      The business address of each of the beneficial owners is 1903 S. Congress Ave., Suite 400, Boynton Beach, Florida 33426.

      We have determined beneficial ownership following the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after June 20, 2000, but we have not included those shares for purposes of computing the percentage ownership of any other person. We have assumed, unless indicated below that the persons and entities named in the table have sole voting and investment power for all shares beneficially owned subject to applicable community property laws.

      The beneficial ownership of the persons in the table above includes the following options or warrants to purchase shares of our common stock that are currently exercisable or may be exercised by the person within 60 days of June 20, 2000:

            SECURITIES EXERCISABLE WITHIN 60 DAYS OF JUNE 20, 2000

                                       SHARES UNDERLYING
                                        OPTIONS/WARRANTS
                                       -----------------
Michael F. Morrell.................        453,334
Linda Moore........................        453,334
Dana J. Pusateri...................        341,667
Paul C. Pershes....................        425,001
Arthur P. Kobrin...................         35,000
John E. Haines.....................        116,666
Theodore J. Orlando................        337,501
Terry Lazar........................        337,501
Glen Barber........................         50,000
Louis R. Capece....................         50,000

                             EXECUTIVE COMPENSATION

GENERAL

      The Summary Compensation Table sets forth information regarding compensation paid to our chief executive officer and the four other most highly paid executive officers during 1999. The table below does not include perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                                    --------------------------------------- -----------------------------------------------------
         NAME & PRINCIPAL                                                      OTHER ANNUAL                           LTIP
             POSITION                  YEAR       SALARY ($)     BONUS($)      COMPENSATION          OPTIONS        PAYOUTS ($)
----------------------------------- ----------- ------------- ------------- -------------------- --------------- ----------------
Michael F. Morrell (1)                     1999      $225,526                                          1,000,000
   Chairman and Chief                      1998      $160,000                                            600,000
   Executive Officer                       1997      $173,461                                          1,500.000

Paul C. Pershes (2)                        1999      $198,077                                            400,000
   President and Director                  1998      $153,462                                            500,000
                                           1997      $104,808                                          1,437,000

Linda Moore                                1999      $117,884                                            350,000
   Senior Vice President                   1998       $85,577                                            150,000
   and Secretary                           1997       $95,000                                             75,000

Arthur P. Kobrin                           1999      $111,634                                            100,000
   Senior Vice President and               1998       $85,346                                            150,000
   Chief Accounting Officer                1997       $42,000                                            100,000

Louis R. Capece                            1999      $150,115                                            100,000
   Director and President
   of Air Response, Inc.

      In September 1999, the Board of Directors granted Mr. Morrell, five-year options to purchase 1,000,000 shares of common stock exercisable at $1.00 per share, all of which have been exercised.

      Upon the exercise of options to purchase 2,750,000 shares of common stock, Mr. Morrell issued to Cyber-Care promissory notes for the principal amount of $2,450,000, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Mr. Morrell repaid $500,000 of the note by tendering 25,000 common shares to us in a cashless exercise.

      In September 1999, the Board of Directors granted to Ms. Moore five-year options to purchase 350,000 shares of common stock exercisable at $1.00 per share, of which options to purchase 175,000 shares have been exercised.

      Upon the exercise of options to purchase 402,000 shares of common stock, Ms. Moore issued to Cyber-Care promissory notes for the principal amount of $384,260, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Ms. Moore repaid $81,260 of the notes by tendering 4,063 shares of common stock to us in a cashless exercise.

      In September 1999, the Board of Directors granted Mr. Pershes, five-year options to purchase 400,000 shares of common stock exercisable at $1.00 per share, of which options to purchase 200,000 shares have been exercised.

      Upon the exercise of options to purchase 1,808,334 shares of common stock, Mr. Pershes issued Cyber-Care promissory notes for the principal amount of $1,466,668, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Mr. Pershes repaid $500,000 of the note by tendering 25,000 common shares to us in a cashless exercise.

      In September 1999, the Board of Directors granted Mr. Kobrin five-year options to purchase 100,000 shares of common stock exercisable at $1.00 per share, of which options to purchase 50,000 shares have been exercised.

      Upon the exercise of an option to purchase 275,000 shares, Mr. Kobrin issued Cyber-Care a promissory note for the principal amount of $354,250, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Mr. Kobrin repaid $93,750 of the note by tendering 4,688 common shares to us in a cashless exercise.

      In September 1999, the Board of Directors granted Mr. Capece, Jr. five-year options to purchase 100,000 shares of common stock exercisable at $1.00 per share of which 50,000 have vested, and the remainder vest annually over a two year period.

MATERIAL EMPLOYMENT AGREEMENTS

AGREEMENT WITH MICHAEL F. MORRELL

      In January 1997, we entered into an employment agreement with Michael F. Morrell ending January 2002, which currently provides for an annual salary of $300,000, a grant of options to purchase 1,175,000 shares of common stock exercisable at $.50 per share, and provides for the payment of normal business expenses. Mr. Morrell's base salary may be increased at the discretion of the Board of Directors. The employment agreement provides for a bonus to be determined by the Board of Directors.

AGREEMENT WITH PAUL C. PERSHES

      In January 1997, we entered into an employment agreement with Paul C. Pershes expiring in January 2002, which currently provides for an annual salary of $225,000. Mr. Pershes' base salary may be increased at the discretion of the Board of Directors. The employment agreement provides for a bonus as well as the issuance of options to purchase common stock, as determined by the Board of Directors.

AGREEMENT WITH LINDA MOORE

      In November 1996, we entered into an employment agreement with Linda Moore expiring in November 2001, which currently provides for an annual salary of $150,000. Ms. Moore's base salary may be increased at the discretion of the Board of Directors. The employment agreement provides for a bonus as well as the issuance of options to purchase common stock, as determined by the Board of Directors.

AGREEMENT WITH ARTHUR P. KOBRIN

      In June 1997, we entered into an employment agreement with Arthur P. Kobrin, expiring in June 2001, which currently provides for an annual salary of $125,000. Mr. Kobrin's base salary may be increased at the discretion of the Board of Directors. The employment agreement provides for a bonus as well as the issuance of options to purchase common stock, as determined by the Board of Directors.

AGREEMENT WITH LOUIS R. CAPECE, JR.

      In March 1999, we entered into an employment agreement with Louis R. Capece, Jr. as President and Chief Executive Officer of Air Response. The agreement expires in March 2004 and provides for an annual base salary of $175,000. The employment agreement provides for issuance of nonqualified stock options, based on specified future events as defined in the employment agreement. The employment agreement includes a covenant not to compete during the term of the agreement and for a two-year period thereafter in the United States. Mr. Capece's base salary may be increased at the discretion of the Board of Directors.

AGREEMENT WITH JOHN E. HAINES

      In July 1999, we entered into an employment agreement with John E. Haines as senior vice president in charge of technology and effective September 1, 1999 as president of our subsidiary, CyberCare, Inc. The agreement expires in July 2002 and provides for an annual base salary of $175,000. The employment agreement provides for a bonus as well as the issuance of options to purchase common stock, as determined by the Board of Directors. The employment agreement includes a covenant not to compete during the term of the agreement and for a two-year period thereafter in the United States. Mr. Haines' base salary may be increased at the discretion of the Board of Directors.

AGREEMENT WITH DANA J. PUSATERI

      In October 1998, we entered into an employment agreement with Dana J. Pusateri, ending October 2002, which currently provides for an annual salary of $175,000. Mr. Pusateri's base salary may be increased at the discretion of the Board of Directors. The employment agreement provides for securities compensation as well as issuance of options to purchase common stock, as determined by the Board of Directors.

STOCK OPTION PLANS

      Our 1999 Incentive Stock Option Plan provides for the issuance of an aggregate 2,000,000 shares of our common stock upon exercise of options granted under the plan. As of December 31, 1999, options to purchase an aggregate of 179,500 shares of our common stock were outstanding under the plan.

      Our 1999 Directors' and Officers' Stock Option Plan provides for the issuance of up to 4,000,000 shares of common stock upon exercise of options granted under the plan. As of December 31, 1999, options to purchase an aggregate 3,625,000 were outstanding under the plan.

The following tables show, as to the named executive officers, certain information concerning stock options:

                            1999 STOCK OPTION GRANTS

                                                          NUMBER OF       PERCENT OF TOTAL
                                                          SECURITIES      OPTIONS GRANTED
                                                          UNDERLYING        TO EMPLOYEES     EXERCISE OR BASE      EXPIRATION
            NAME                                           OPTIONS         IN FISCAL YEAR       PRICE ($/SH)          DATE
---------------------------------------------------    ---------------    ---------------     ---------------    ---------------
Michael F. Morrell ................................          1,000,000               19.5%    $          1.00             9/7/04

Paul C. Pershes ...................................            400,000                7.8%    $          1.00             9/7/04

Linda Moore .......................................            350,000                6.8%    $          1.00             9/7/04

Arthur P. Kobrin ..................................            100,000                1.9%    $          1.00             9/7/04

Louis R. Capece, Jr ...............................            100,000                1.9%    $          1.00             9/7/04

                      AGGREGATED OPTIONS EXERCISES IN 1999
                            AND FY-END OPTION VALUES

                                                                   NUMBER OF SECURITIES
                         SHARES ACQUIRED       VALUE              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN THE MONEY
                           ON EXERCISE        REALIZED             OPTIONS AT FY-END (#)                     OPTIONS
                         ---------------   ---------------   ---------------------------------   ---------------------------------
            NAME                                               EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
-----------------------                                      ---------------   ---------------   ---------------   ---------------
Michael F. Morrell ....        2,097,000              --             420,000           175,000   $     3,455,850   $     1,422,750

Paul  C. Pershes ......          808,334              --             341,666           200,000   $     2,823,578   $     1,626,000

Linda Moore ...........        2,097,000              --             420,000           175,000   $     3,455,850   $     1,422,750

Arthur P. Kobrin ......          200,000              --              35,000            50,000   $       289,550   $       406,500

Louis R. Capece .......             --                --              50,000            50,000   $       406,500   $       406,500

      Mr. Morrell and Ms. Moore are husband-wife and under the rules of beneficial ownership we have combined their securities.

      The table above includes both warrants and options. The value of unexercised in-the-money warrants and options was computed based on the differences between the closing market price of $9.13, as of December 31, 1999, and the aggregate exercise prices of the warrants and options.

                              CERTAIN TRANSACTIONS

      Except the promissory notes issued to the company by our officers and directors as discussed above, and loans made to Messrs. Capece, Jr. and Pusateri as discussed below, there were no transactions, or series of transactions, during calendar 1998 or 1999, nor are there any currently proposed transactions, or series of transactions, to which we are a party, in which the amount exceeds $60,000, and in which to our knowledge any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, have or will have any direct or indirect material interest.

      During 1999, Mr. Capece, Jr. borrowed $63,390, which bears interest at the applicable federal rate and is due upon demand. In May 2000, Mr. Pusateri borrowed $500,000, of which $500,000 remains outstanding as of June 20, 2000, bears interest at the rate of 10% per annum, and matures in May 2003.

                              COST OF SOLICITATION

      We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or other means of communication. Our directors, officers and employees will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                  STOCKHOLDER PROPOSALS FOR THE NEXT MEETING

      Under Rule 14a-8 of the Exchange Act, proposals that stockholders intend to have included in the company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the company no later than March 16, 2001. However, if the date of the 2001 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2000 Annual Meeting of Stockholders, the deadline is a reasonable time before the company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

        Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the company at the principal executive offices of the company no less than 90 days nor more than 120 days before the meeting, or if the company gives less than 40 days notice of the meeting date, written notice of the stockholder proposal or nomination must be received within tend days after the meeting date is announced. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the company's bylaws.

      The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

      Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Paul C. Pershes
                              --------------------------------------------------
                              Paul C. Pershes, President

July 14, 2000
Boynton Beach, Florida

                                    PROXY
                               CYBER-CARE, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                               AUGUST 15, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CYBER-CARE, INC., INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.


The undersigned stockholder of Cyber-Care, Inc. (the "Company") hereby appoints Paul Pershes and Linda Moore, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the 2000 Annual Meeting of Stockholders of the Company to be held at the Muvico Theatre, 3200 Airport Road, Boca Raton, Florida 33433, on August 15, 2000 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.    To elect eight Directors.
                                          For   Withhold
            Michael F. Morrell            [ ]      [ ]
            Paul C. Pershes               [ ]      [ ]
            Theodore J. Orlando           [ ]      [ ]
            Glen Barber                   [ ]      [ ]
            Terry Lazar                   [ ]      [ ]
            Dana J. Pusateri              [ ]      [ ]
            Louis R. Capece               [ ]      [ ]
            John E. Haines                [ ]      [ ]

                                                                                     For     Against     Abstain
2.    To ratify the appointment of Ernst & Young LLP as the Company's
      independent auditors for the 2000 calendar year.                               [ ]       [ ]         [ ]

3.    To consider and act upon a proposal to amend the Company's 1999
      Directors' and Officers' Stock Option Plan:
      (a) To increase the number of authorized shares available for issuance under the plan from 4,000,000 shares of common stock to 9,000,000 shares of common stock; and
      (b) To amend and restate Section 5.2 of the plan to provide that options issued under the plan become exercisable based on the terms set forth
          in the option agreement.                                                   [ ]       [ ]         [ ]

4.    To consider and act upon a proposal to amend the Company's 1999
      Incentive Stock Option Plan:
      (a) To increase the number of authorized shares available for issuance under the plan from 2,000,000 shares of common stock to 5,000,000 shares of common stock;
      (b) To amend and restate Section 3 of the plan to provide that the Company may grant options to all employees;
      (c) To amend the plan by adopting Section 6.7 which shall provide that:
          o   options issued under the plan shall terminate one day less than three months after the severance of employment of the plan participant from the Company; and
          o   options issued under the plan shall terminate upon the death, disability or retirement of the plan participant on the earlier of the expiration of the option or one day less than one year from the death, disability, or retirement of the plan participant; and
      (d) To amend and restate Section 6.3 of the plan to:
          o   remove language that options issued under the plan become fully exercisable six months from the date of grant;
          o   provide that no option shall have vesting limitations in excess of three (3) years from the date of grant; and
          o   decrease the term of options issued under the plan from ten (10)
              years to five (5) years from the date of grant.                        [ ]       [ ]         [ ]

5. To transact such other business as may properly come before the Meeting or any Adjournment thereof.

      THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1 THROUGH 4, THIS PROXY WILL BE VOTED FOR THOSE ITEMS.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated July 14, 2000.

      It is important that your shares be represented and voted at the meeting. Please vote by mailing this proxy card or sending this proxy card via facsimile to (303) 777-3094.

DATED:__________________________    ___________________________________________
                                    [Signature]

                                    ___________________________________________
                                    [Signature if jointly held]

                                    ___________________________________________
                                    [Printed Name]

PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE(S). JOINT OWNERS SHOULD EACH SIGN. TRUSTEES AND OTHERS ACTING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.